                                                                   EXHIBIT 10.12

                     FIRST AMENDMENT TO LICENSE AGREEMENT
                     ------------------------------------

     This First Amendment to License Agreement (the "FIRST AMENDMENT") is made and entered into as of this 29th day of June, 1995, by and among the OKLAHOMA MEDICAL RESEARCH FOUNDATION, an Oklahoma nonprofit corporation ("OMRF"), 825 N.E. 13th Street, Oklahoma City, OK 73104; THE UNIVERSITY OF KENTUCKY RESEARCH FOUNDATION, a Kentucky nonprofit corporation ("UKRF"), 120 Graham Avenue, Lexington, KY 40506-0051 (OMRF and UKRF are hereinafter collectively referred to as "LICENSORS"); and CENTAUR PHARMACEUTICALS, INC., a Delaware corporation, 484 Oakmead Parkway, Sunnyvale, CA 94086 ("LICENSEE").

                                 RECITALS

     A. Licensors and Licensee entered into a License Agreement dated as of July 15, 1992 (the "AGREEMENT"), providing, in part, for an exclusive grant by Licensors to Licensee of certain Licensed Technology in order to make, have made, use and sell Licensed Products within the Licensed Territory.

     B. Licensee and Astra AB, a Swedish corporation, S-151 85 Sodertalje, Sweden ("ASTRA") have entered into a Development, License and Marketing Agreement dated as of June 26, 1995 (the "ASTRA/CENTAUR AGREEMENT"), defining, in part, a collaboration between Astra and Licensee in regard to the research, development and marketing of Licensed Product.

     C. UKRF and OMRF entered into Research Study Agreement(s) with Licensee dated as of December 1, 1992 and February 1, 1993, respectively, with respect to the conduct of an integrated, multi-part research program relating to the synthesis and evaluation of certain anti-oxidant compounds (collectively and as subsequently amended from time to time, the "RESEARCH AGREEMENTS").

     D. Licensors and Licensee desire to amend and otherwise ratify the Agreement pursuant to the provisions of this First Amendment.

     E. All initially capitalized terms not otherwise defined in this First Amendment shall have the meaning given in the Agreement.

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[*] - Confidential treatment is being sought with respect to this portion of this agreement. This portion has been omitted from this filing and has been filed separately with the Securities and Exchange Commission.

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration the receipt and legal sufficiency is hereby acknowledged, the parties agree as follows:

     1.  LICENSED PATENTS.  The definition of "Licensed Patents" at paragraph
         ----------------
1.1 of the Agreement is hereby stricken in its entirety and the following substituted therefor:

     1.1  "Licensed Patents" shall mean the United States and foreign patents
           ----------------
          and patent applications set forth below:

          (a) United States Patent No. 5,025,032, titled "Phenyl Butyl Nitrone Compositions and Methods for Treatment of Oxidative Tissue Damage," issued June 18, 1991;

          (b) United States Patent No. 5,036,097, titled "Phenylbutyl Nitrone Compositions and Methods for Prevention of Gastric Ulceration," issued July 30, 1991;

          (c) United States Patent No. 5,405,874, titled "PBN, DMPO, and POBN Compositions and Methods of Use Thereof for Inhibition of Age-Associated Oxidation," issued April 11, 1995;

          (d)  United States Patent Application No. [*]

          (e) United States Patent Application No. 08/173,579, titled "2,4 Disulfonyl PBN, Its Salts, and Their Use as Pharmaceuticals" filed ____________;

          (f) United States Patent Application No. 08/011,968, titled "DMPO Spin-trapping Pharmaceutical Compositions and Methods of Use Thereof", filed February 1, 1993;

          (g) All patents on inventions relating to the Licensed Technology made jointly, as determined under United States patent law relating to determination of inventorship, by one or more individuals in

                                      -2-
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               each of the following two subparagraphs:

               (i)  One (1) or more employees of Licensee and/or Astra, and

               (ii) One (1) or more employees of either or both Licensors;

          (h) All patent applications and continuations-in-part contemplated by OMRF or UKRF as of the date of the Agreement relating to compositions of and methods for using spin-trapping compounds as evidenced by documented communications between Dr. Carney and/or Dr. Floyd and Kilpatrick and Cody, patent counsel for UKRF and OMRF;

and all divisionals, continuations, reexaminations, reissues, extensions and foreign counterparts of these applications and patents and all patents and comparable rights that issue thereon.

2.  LICENSED TECHNOLOGY.  The definition of "Licensed Technology" at paragraph
    -------------------
1.2 of the Agreement is hereby stricken in its entirety and the following substituted therefor:

     "1.2  "Licensed Technology" means collectively the
            -------------------

           (a)  Licensed Patents, and

           (b)  Licensed Process, and

           (c) all designs, technical information, know-how, knowledge, data, specifications, test results and other information (including but not limited to designs, technical information, know-how, knowledge, data, specifications, test results and other information previously disclosed to Licensee) relating to the subject matter of the Licensed Patents or Licensed Process known to Licensors on the date of the Agreement."

3.  LICENSED PROCESS.  The definition of "Licensed Process" at paragraph 1.3 of
    ----------------
the Agreement is hereby stricken in its entirety and the following substituted therefor:


    "1.3  "LICENSED PROCESS" means any existing or future process which is
           ----------------
covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Licensed Patents in the country in which the process is practiced."

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

4.  FIRST RIGHT OF NEGOTIATION.  Paragraph 2.8 of the Agreement is hereby
    --------------------------
stricken in its entirety and the following substituted therefor:

    "2.8  FIRST RIGHT OF NEGOTIATION.  Licensee shall have the first right to
          --------------------------
negotiate with Licensors to obtain a license to practice any patent Licensors may acquire after the date of this Agreement (other than any patent included or to be included within Licensed Patents) that is dominated by one or more patents included in the Licensed Patents on such terms and conditions that Licensors and Licensee may agree through negotiations in good faith. If Licensee declines to exercise its right to negotiate or the parties have not entered into a License within six (6) months after Licensors notify Licensee of the existence of a patent subject to this paragraph, Licensors may negotiate with and grant a license or other rights in such patent to others (a "Third Party Grant") on
                                                     -----------------
terms substantially no more favorable to such other party than were last offered by Licensors to Licensee. Notwithstanding any Third Party Grant, Licensors' grant and license to Licensee (set forth at paragraph 2.1 of the Agreement) shall continue as an exclusive right and license, and shall not be affected by any Third Party Grant."


5.  ASTRA LICENSE AGREEMENT.  Licensee consents to the terms and conditions of
    -----------------------
the License Agreement dated June ___, 1995 by and between Licensors and Astra and to the "License" granted therein to Astra by Licensors.

6.  RATIFICATION.  In all other respects, the parties do hereby ratify the
    ------------
remaining terms and provisions of the Agreement.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                  Licensors:
                                  ---------


                                  OKLAHOMA MEDICAL RESEARCH FOUNDATION



                                  By:  /s/ William G. Thurman
                                     -------------------------
                                     Dr. William G. Thurman, President

                                  UNIVERSITY OF KENTUCKY RESEARCH
                                  FOUNDATION



                                  By:  /s/ Del Collins
                                     -----------------
                                     Del Collins



                                  Licensee:
                                  --------


                                  CENTAUR PHARMACEUTICALS, INC.



                                  By:  /s/ Brian D. Frenzel
                                     ----------------------
                                     Brian D. Frenzel, President

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